Commitments and Contingencies - Additional Information - Teekay Nakilat (Detail) (Teekay LNG [Member], Teekay Nakilat Corporation [Member], USD $) In Millions, unless otherwise specified	6 Months Ended
Jun. 30, 2014 Vessel
Loss Contingencies [Line Items]
Capital lease arrangement period, lessee	Teekay Nakilat Corporation (or Teekay Nakilat), a subsidiary of Teekay LNG, is the lessee under 30-year capital lease arrangements with a third party for the three LNG carriers (or the RasGas II Leases). The UK taxing authority (or HMRC) has been urging the lessor as well as other lessors under capital lease arrangements that have tax benefits similar to the ones provided by the RasGas II Leases, to terminate such finance lease arrangements, and has in other circumstances challenged the use of similar structures.
Number of vessels	3
Foreign Tax Authority [Member]
Loss Contingencies [Line Items]
Share of potential exposure	70.00%
Estimated shares of lease rental increase claim	$ 34